UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  February 17, 2005
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                         Handy Hardware Wholesale, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

     0-15708                                          74-1381875
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(Commission File Number)                     (IRS Employer Identification No.)

    8300 Tewantin Drive
    Houston, Texas                                       77061
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (713) 644-1495
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

(a)    Amendment to Employment Agreement.

On February 17, 2005, the Company's board of directors approved an amendment to the Employment Agreement of Jerry Donald Jameson, Jr., the Company's President and Chief Executive Officer, extending his term of employment through December 31, 2005. Prior to the amendment, Mr. Jameson's term of employment was through December 31, 2004. His salary of $175,000 per year was not affected by the amendment.

Mr. Jameson's Employment Agreement calls for termination by the Company for cause, in which case, the Company has no further obligation to Mr. Jameson, or termination without cause and without prior notice, in which case the Company must pay Mr. Jameson a severance payment equal to his compensation for the remainder of the term of the agreement. Under the Employment Agreement, Mr. Jameson is subject to a confidentiality agreement for the term of his employment and thereafter, but the Employment Agreement does not prohibit Mr. Jameson from competing with the Company after the term of his employment.

The Third Amendment to Employment Agreement is attached hereto as Exhibit 99.1. The Employment Agreement dated November 13, 2001, was filed as Exhibit 10.13 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The First Amendment to Employment Agreement dated March 6, 2003, was filed as
Exhibit 10.13 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Second Amendment to Employment Agreement dated March 1, 2004, was filed as Exhibit 10.13 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits.

       99.1 Third Amendment to Employment Agreement, between Handy Hardware Wholesale, Inc. and Jerry Donald Jameson, Jr., dated February 17, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 21, 2005                        Handy Hardware Wholesale, Inc.


                                            By: /s/ Tina S. Kirbie
                                                -------------------------------
                                            Name:   Tina S. Kirbie
                                            Title:  Secretary